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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 29, 1999







                            OXFORD HEALTH PLANS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                          0-19442             06-1118515
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(State or other jurisdiction)           (Commission           (IRS Employer
       of incorporation)                 File Number)        Identification No.)


               800 Connecticut Avenue, Norwalk, Connecticut          06854
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               (Address of principal executive offices)            (Zip Code)


                                 (203) 852-1442
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              (Registrant's telephone number, including area code)










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ITEM 5.  OTHER EVENTS.

         The Company's earnings Press Release dated July 29, 1999 is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

         (c)   Exhibits

                  99       Press Release dated July 29, 1999



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  OXFORD HEALTH PLANS, INC.


Date: August 2, 1999                              By:    /s/YON Y. JORDEN
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                                                            YON Y. JORDEN
                                                     Chief Financial Officer




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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX



Exhibit                                                                  Page
Number       Description of Document                                    Number
------       -----------------------                                    ------
99           Press Release dated July 29, 1999                            5






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